ROOSEVELT ANTI-TERROR MULTI-CAP FUND

Supplement to the Prospectus dated March 31, 2008

            Effective July 10, 2008, the Roosevelt Anti-Terror Multi-Cap Fund (the “Fund”) will be known as the Roosevelt Multi-Cap Fund.

            As of July 10, 2008, the Fund’s adviser will no longer engage an independent third party to provide initial certifications and ongoing monitoring of companies in the Fund’s portfolio in an attempt to ensure that no company owned by the Fund is subject to global security risk.

                The Fund’s Prospectus is now dated May 30, 2008.

This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information, dated May 30, 2008, has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling Shareholder Services at (877) 322-0576.

Supplement dated May 30, 2008

ROOSEVELT ANTI-TERROR MULTI-CAP FUND

Supplement to the Statement of Additional Information

Dated March 31, 2008

          Effective July 10, 2008, the Roosevelt Anti-Terror Multi-Cap Fund (the “Fund”) will be known as the Roosevelt Multi-Cap fund.

          Effective July 10, 2008, The Roosevelt Investment Group, Inc. the Fund’s adviser (the “Adviser”) has terminated its relationship with Conflict Securities Advisory Group (“CSAG”). CSAG will no longer provide initial certifications and ongoing monitoring of companies in the Fund’s portfolio in an attempt to ensure that no company owned by the Fund is subject to global security risk. CSAG will no longer be receiving confidential information regarding the Fund’s portfolio holdings.

          The Adviser has engaged Glass Lewis & Co., an independent research firm, to provide proxy voting-related research. All references in the Statement of Additional Information to Institutional Shareholder Services, Inc. (ISS) as a provider of proxy voting services to the Adviser are hereby deleted in their entirety. The Adviser’s proxy voting policy provides that it will generally direct proxies to be voted in accordance with the recommendations of Glass Lewis & Co. Proxy issues generally will be reviewed on a case-by-case basis, taking into account the circumstances surrounding the company being analyzed. The Adviser has also engaged Broadridge Financial Solutions, Inc. to actually vote proxies in accordance with its directions.

The Fund’s Statement of Additional Information is now dated May 30, 2008.

          Shareholders should read this Supplement in conjunction with the Statement of Additional Information, as well as the Fund’s prospectus. These documents provide information that you should know before investing, and should be retained for future reference. These documents are available upon request and without charge by calling Shareholder Services at (877) 322-0576.

Supplement dated May 30, 2008